UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08985

LMP Corporate Loan Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2015

LMP

CORPORATE LOAN

FUND INC. (TLI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital.

The Fund invests primarily in floating- or variable-rate collateralized senior loans to corporations, partnerships or other business entities operating in various industries and geographic regions.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of LMP Corporate Loan Fund Inc. for the twelve-month reporting period ended September 30, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new Chairman, President and Chief Executive Officer of the Fund, succeeding Kenneth D. Fuller. I am honored to have been appointed to my new role. During my 27 year career with Legg Mason, I have seen the investment management industry evolve and expand. Throughout these changes, maintaining an unwavering focus on our shareholders and their needs has remained paramount.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

October 30, 2015

II	LMP Corporate Loan Fund Inc.

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended September 30, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2014 U.S. gross domestic product (“GDP”)i growth was 2.1%. First quarter 2015 GDP growth then moderated to 0.6%. This was attributed to a number of factors, including a deceleration in personal consumption expenditures (“PCE”), along with negative contributions from exports, nonresidential fixed investment, and state and local government spending. However, economic activity then accelerated, as second quarter GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating PCE, declining imports, expanding state and local government spending, and rising nonresidential fixed investment. The U.S. Department of Commerce’s initial reading for third quarter 2015 GDP growth — released after the reporting period ended — was 1.5%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, nonresidential fixed investment, PCE, state and local government spending, and residential fixed investment.

The labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. By September 2015, unemployment was 5.1%, equaling its lowest level since April 2008.

The Federal Reserve Board (“Fed”)ii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiii at a historically low range between zero and 0.25% during the twelve months ended September 30, 2015. However, in October 2014 the Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that concluded on July 29, 2015, the Fed said “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.” At its meeting that ended on September 17, 2015, the Fed decided to maintain the target between zero and 0.25%. Finally, at its meeting that concluded on October 28, 2015, after the close of the reporting period, the Fed said, “In determining whether it will be appropriate to raise the target range at its next meeting, the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and

Chief Executive Officer

October 30, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

LMP Corporate Loan Fund Inc.	III

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	LMP Corporate Loan Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund invests primarily in floating- or variable-rate collateralized senior loans to corporations, partnerships or other business entities operating in various industries and geographic regions. Under normal market conditions, the Fund invests at least 80% of total assets in collateralized senior loans.

The Fund may also invest up to 20% of total assets in uncollateralized senior loans; investment and non-investment grade corporate debt securities; U.S. government debt; money market instruments; derivatives designed to hedge risks inherent in the Fund’s portfolio; and certain other securities received in connection with investments in collateralized senior loans. The Fund’s emphasis on long-term investing is combined with consistent monitoring and selling on early warning signs whenever possible. The core credit strategy of the Fund is to identify strong credits in stable industries through thorough analysis and research.

S. Kenneth Leech, Michael C. Buchanan and Timothy J. Settel are responsible for the day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund. Messrs. Leech, Buchanan and Settel are employees of Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, for purposes of its day-to-day management of the Fund’s portfolio.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Most spread sectors (non-Treasuries) posted positive returns, but generated mixed results versus equal-durationi Treasuries over the twelve months ended September 30, 2015. The fixed income market was volatile at times given mixed global economic data, uncertainties regarding future Federal Reserve Board (“Fed”)ii monetary policy and a number of geopolitical issues. Assuming greater risk was generally not rewarded during the reporting period.

Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the twelve months ended September 30, 2015. Two-year Treasury yields rose from 0.58% at the beginning of the period to 0.64% at the end of the period. Their peak of 0.82% occurred in mid-September 2015 and they were as low as 0.34% on October 15, 2014. Ten-year Treasury yields were 2.52% at the beginning of the period — their peak for the twelve months ended September 30, 2015 — and ended the period at 2.06%. Their low of 1.68% occurred at the end of January and early February 2015.

All told, the Barclays U.S. Aggregate Indexiii, gained 2.94% for the twelve months ended September 30, 2015. For comparison purposes, the leveraged loan market, as measured by the S&P/LSTA Performing Loan Index (the “Index”)iv retuned 1.88%.

LMP Corporate Loan Fund Inc. 2015 Annual Report	1

Fund overview (cont’d)

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. From a sector perspective, we increased the Fund’s allocations to Communications and Finance, while reducing its allocations to Basic Industry1 (largely Metals & Mining) and Utilities. Elsewhere, we increased the Fund’s exposure to securities rated BB, although we maintained an underweight versus the Index. Conversely, we pared the Fund’s allocations to securities rated B and CCC, although we continued to have overweight positions relative to the Index.

The use of leverage was tactically managed and modestly reduced during the reporting period. We ended the period with leverage at roughly 33% of the gross assets of the Fund, versus roughly 34% at the beginning of the period. The reduction in leverage was negative for performance, while the use of leverage in general was positive for absolute performance during the twelve months ended September 30, 2015.

Performance review

For the twelve months ended September 30, 2015, LMP Corporate Loan Fund Inc. returned -0.27% based on its net asset value (“NAV”)v and -3.74% based on its New York Stock Exchange (“NYSE”) market price per share. The S&P/LSTA Performing Loan Index and the Lipper Loan Participation Closed-End Funds Category Averagevi returned 1.88% and -0.26%, respectively, over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to common stock shareholders totaling $0.87 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of September 30, 2015. Past performance is no guarantee of future results.

Performance Snapshot as of September 30, 2015
Price Per Share	12-Month Total Return†
$11.73 (NAV)	-0.27	%‡**
$10.28 (Market Price)	-3.74	%‡‡

All figures represent past performance and are not a guarantee of future results.

† Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

‡ Total return assumes the reinvestment of all distributions at NAV.

‡‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

[1]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

*	For the tax character of distributions paid during the fiscal year ended September 30, 2015, please refer to page 34 of this report.

**	The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Stock at 90% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been -3.25%.

2	LMP Corporate Loan Fund Inc. 2015 Annual Report

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance was its tender and repurchase of approximately 97% of the Fund’s outstanding Auction Rate Cumulative Preferred Stock at 90% of the per share liquidation preference. Sector positioning was also a strong contributor to performance during the reporting period. In particular, overweights to Consumer Non-Cyclicals1 and Transportation2 were beneficial as they both outperformed the Index. Overweight positions in a number of individual securities were also beneficial, including food manufacturing company Advance Pierre Foods and marine transportation firm Commercial Line Barge Co. Advance Pierre Foods continued to show decent year-over-year fundamental improvements via higher price, volume growth and accretive acquisitions. The company’s second quarter 2015 earnings rose 20% year-over-year and forward guidance indicates a continued trend higher in earnings and declining leverage. Commercial Line Barge also posted solid numbers in the first two quarters of 2015. This occurred despite the impact of lower fuel pricing due to increased volumes in bulk materials and favorable coal pricing. The Fund owns exposure in both companies via 1st and 2nd lien term debt with above average market coupons.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its quality biases. In particular, overweights to lower rated B- and CCC-rated securities, along with an underweight to higher rated BB loans was not rewarded given the underperformance of lower rated loans during the reporting period.

Positioning in a number of sectors was also a headwind for results. In particular, overweights to Metal & Mining, Energy and Utilities, three of the worst performing sectors in the Index, were the largest detractors from performance. In addition, the Fund’s large underweight to the Information Technology sector was a headwind for results given its outperformance and large allocation within the Index.

Elsewhere, several individual positions detracted from results, including the Fund’s overweight positions in Australian mining company Atlas Iron, glassware firm EveryWare/Anchor Hocking and crude oil/natural gas company Samson Energy. Atlas Iron suffered from the continued decline in commodity prices, specifically iron ore prices and decreased Chinese demand. The company has shown recent signs of improvement as it was able to successfully raise 87 million Australian dollars in capital and return to full production due to improved iron ore prices and further cost reductions with their existing vendors. EveryWare defaulted earlier in 2015 and emerged from bankruptcy in the second quarter of 2015. Most of the existing term loan debt was converted into new common stock of the company. Samson Energy filed for Chapter 11 bankruptcy in the third quarter of 2015 and is currently undergoing a restructuring.

[1]	Consumer Non-Cyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.
[2]	Transportation consists of the following industries: Airlines, Railroads and other transportation-related services.

LMP Corporate Loan Fund Inc. 2015 Annual Report	3

Fund overview (cont’d)

Looking for additional information?

The Fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XTLIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in LMP Corporate Loan Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Legg Mason Partners Fund Advisor, LLC

October 20, 2015

RISKS: The Fund invests in fixed-income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. The Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed rate fixed-income securities (other than money market funds) because the floating or variable rate collateralized senior loans in which the Fund invests float in response to changes in prevailing market interest rates. Because floating or variable interest rates on collateralized senior loans reset periodically, however, there can be some, typically short term, dislocation between prevailing market interest rates and the interest rates paid on the Fund’s collateralized senior loans. Accordingly, the Fund’s NAV may experience related fluctuations from time to time. Similarly, a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund’s NAV. The Fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. High-yield lower-rated securities involve greater credit and liquidity risks than investment grade securities. The Fund is non-diversified which may entail greater risks than is normally associated with more widely diversified funds.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

4	LMP Corporate Loan Fund Inc. 2015 Annual Report

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The S&P/LSTA Performing Loan Index is a sub-index of the S&P/LSTA Leveraged Loan Index (LLI) and it is all loans excluding those in payment default. The S&P/LSTA Leveraged Loan Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers. The market value return component of the Index is based on secondary market pricing received from dealers.

[v]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended September 30, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 35 funds in the Fund’s Lipper category.

LMP Corporate Loan Fund Inc. 2015 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2015 and September 30, 2014. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

6	LMP Corporate Loan Fund Inc. 2015 Annual Report

Spread duration (unaudited)

Economic exposure — September 30, 2015

Total Spread Duration
TLI	— 2.33 years
Benchmark	— 2.18 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— S&P/LSTA Performing Loan Index
TLI	— LMP Corporate Loan Fund Inc.
HY	— High Yield

LMP Corporate Loan Fund Inc. 2015 Annual Report	7

Effective duration (unaudited)

Interest rate exposure — September 30, 2015

Total Effective Duration
TLI	— 0.49 years
Benchmark	— 0.14 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— S&P/LSTA Performing Loan Index
TLI	— LMP Corporate Loan Fund Inc.
HY	— High Yield

8	LMP Corporate Loan Fund Inc. 2015 Annual Report

Schedule of investments

September 30, 2015

LMP Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Senior Loans(a)(b) — 131.4%
Basic Industry — 8.5%
Atlas Iron Ltd., Term Loan B	8.750%	12/10/17	$1,948,678	$652,807
Bowie Resource Holdings LLC, First Lien Term Loan	6.750%	8/14/20	768,121	752,758
Bowie Resource Holdings LLC, Second Lien Delayed Draw Term Loan	11.750%	2/16/21	403,000	373,783
Essar Steel Algoma Inc., Term Loan	7.500%	8/9/19	643,500	513,727
FMG Resources (August 2006) Pty Ltd., New Term Loan B	3.750%	6/30/19	1,246,819	1,025,509
Foresight Energy LLC, Term Loan B	5.500%	8/19/20	264,167	243,033
Murray Energy Corp., Term Loan B1	7.000%	4/16/17	488,775	447,840
Murray Energy Corp., Term Loan B2	7.500%	4/16/20	2,852,850	2,227,599
NewPage Corp., Term Loan	9.500%	2/11/21	1,861,690	1,045,650
Oxbow Carbon LLC, Second Lien Term Loan	8.000%	1/17/20	570,000	524,400
Phibro Animal Health Corp., Term Loan B	4.000%	4/16/21	592,500	589,908
Wausau Paper Corp., Term Loan	6.500%	7/30/20	610,782	611,927
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	439,320	383,307
Xerium Technologies Inc., USD First Lien Term Loan B	5.750%	5/17/19	494,945	495,873
Total Basic Industry				9,888,121
Capital Goods — 14.2%
ABC Supply Co. Inc., Term Loan	3.500%	4/16/20	1,987,024	1,978,538
ADS Waste Holdings Inc., New Term Loan	3.750%	10/9/19	486,169	481,307
BakerCorp International Inc., New Term Loan	4.250%	2/14/20	870,028	830,877
BE Aerospace Inc., 2014 Term Loan B	4.000%	12/16/21	487,855	490,169
Berry Plastics Holding Corp., Term Loan F	—	9/10/22	580,000	579,845	(c)
Builders FirstSource Inc., Term Loan B	6.000%	7/31/22	340,000	338,353
BWAY Holding Co. Inc., New Term Loan B	5.500%	8/14/20	997,375	995,194
Consolidated Container Co., LLC, New Second Lien Term Loan B	7.750%	1/3/20	250,000	216,250
Consolidated Container Co., LLC, New Term Loan	5.000%	7/3/19	1,968,316	1,853,907
CPM Holdings Inc., Term Loan B	6.000%	4/11/22	179,550	180,223
Exopack Holdings SA, 2015 Term Loan B1	4.500%	5/8/19	674,379	675,644
GYP Holdings III Corp., First Lien Term Loan	4.750%	4/1/21	954,134	933,859
Jaguar Holding Co. II, 2015 Term Loan B	4.250%	8/18/22	894,406	888,723	(c)
LS Newco Pty Ltd., USD Term Loan B	5.500%	5/21/22	323,750	324,559
PGT Inc., Term Loan B	5.250%	9/22/21	267,300	268,302
Printpack Holdings Inc., Term Loan	6.000%	5/28/20	1,046,750	1,050,021
SRS Distribution Inc., 2015 Term Loan B	5.250%	8/12/22	500,000	499,792
STS Operating Inc., Term Loan	4.750%	2/12/21	571,300	567,372
Waste Industries USA Inc., New Term Loan B	4.250%	2/27/20	1,492,500	1,501,816
WP CPP Holdings LLC, New Second Lien Term Loan	8.750%	4/30/21	492,500	483,881

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2015 Annual Report	9

Schedule of investments (cont’d)

September 30, 2015

LMP Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Capital Goods — continued
WP CPP Holdings LLC, Term Loan B3	4.500%	12/28/19	$955,543	$949,332
Zebra Technologies Corp., Term Loan B	4.750%	10/27/21	419,273	422,546
Total Capital Goods				16,510,510
Communications — 13.8%
Altice Financing SA, USD Term Loan	5.250%	2/4/22	798,000	800,328
Charter Communications Operating LLC, Term Loan I	3.500%	1/24/23	720,000	716,681
Checkout Holding Corp., First Lien Term Loan	4.500%	4/9/21	266,625	227,964
Clear Channel Communications Inc., Term Loan D	6.948%	1/30/19	553,304	460,626
CSC Holdings Inc., 2015 Term Loan B	—	9/21/22	1,150,000	1,143,634	(c)
CSC Holdings Inc., New Term Loan B	2.694%	4/17/20	370,852	369,329
InfoGroup Inc., New Term Loan	7.500%	5/26/18	942,287	909,307
Intelsat Jackson Holdings SA, Term Loan B2	3.750%	6/30/19	966,171	944,191
Level 3 Financing Inc., 2013 Term Loan B	4.000%	1/15/20	310,000	309,651
Level 3 Financing Inc., 2015 Term Loan B2	3.500%	5/31/22	440,000	437,616
Level 3 Financing Inc., New 2019 Term Loan	4.000%	8/1/19	500,000	500,000
McGraw-Hill Global Education Holdings LLC, 2015 Term Loan B	4.750%	3/22/19	797,460	800,700
NEP/NCP Holdco Inc., Incremental Term Loan	4.250%	1/22/20	944,297	926,591
Numericable U.S. LLC, USD Term Loan B1	4.500%	5/21/20	804,948	800,798
Numericable U.S. LLC, USD Term Loan B2	4.500%	5/21/20	687,272	683,729
Rentpath Inc., First Lien Term Loan	6.250%	12/17/21	456,550	454,553
TWCC Holding Corp., Extended Term Loan	5.750%	2/11/20	634,409	630,246
Univision Communications Inc., Term Loan C3	4.000%	3/1/20	1,910,266	1,898,327
Univision Communications Inc., Term Loan C4	4.000%	3/1/20	528,971	525,077
UPC Financing Partnership, USD Term Loan AH	3.250%	6/30/21	1,000,000	986,161
Village Roadshow Films (BVI) Ltd., Term Loan B	5.750%	11/21/17	78,420	77,587
Virgin Media Investment Holdings Ltd., USD Term Loan F	3.500%	6/30/23	673,321	664,664
Ziggo Financing Partnership, USD Term Loan B1	3.500%	1/15/22	323,698	318,977
Ziggo Financing Partnership, USD Term Loan B2A	3.500%	1/15/22	202,383	199,432
Ziggo Financing Partnership, USD Term Loan B3	3.500%	1/15/22	343,919	338,904
Total Communications				16,125,073
Consumer Cyclical — 30.7%
1011778 B.C. Unlimited Liability Co., 2015 Term Loan B	3.750%	12/12/21	851,317	850,934
Academy Ltd., 2015 Term Loan B	5.000%	7/1/22	989,841	986,472
Activision Blizzard Inc., Term Loan B	3.250%	10/12/20	606,974	607,775
Advantage Sales & Marketing Inc., 2014 First Lien Term Loan	4.250%	7/23/21	472,364	467,430
AP NMT Acquisition BV, USD First Lien Term Loan	6.750%	8/13/21	525,197	512,396
AP NMT Acquisition BV, USD Second Lien Term Loan	10.000%	8/13/22	50,000	45,250

See Notes to Financial Statements.

10	LMP Corporate Loan Fund Inc. 2015 Annual Report

LMP Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Cyclical — continued
Aristocrat Leisure Ltd., Term Loan B	4.750%	10/20/21	$1,318,846	$1,322,234
Autoparts Holdings Ltd., First Lien Term Loan	7.000%	7/29/17	182,505	157,867
Bass Pro Group LLC, 2015 Term Loan	4.000%	6/5/20	497,500	496,049
Brickman Group Ltd. LLC, First Lien Term Loan	4.000%	12/18/20	630,844	623,484
Caesars Entertainment Resort Properties LLC, Term Loan B	7.000%	10/11/20	1,188,825	1,111,551
Caesars Growth Properties Holdings LLC, Term Loan	6.250%	5/8/21	499,137	439,240
CCM Merger Inc., New Term Loan B	4.500%	8/8/21	1,010,353	1,009,293
CEC Entertainment Inc., Term Loan	4.000%	2/14/21	1,021,445	995,058
CityCenter Holdings LLC, Term Loan B	4.250%	10/16/20	968,510	968,680
CKX Inc., Term Loan B	11.000%	6/21/17	300,000	127,500
Crossmark Holdings Inc., First Lien Term Loan	4.500%	12/20/19	605,438	533,795
CS Intermediate Holdco 2 LLC, New Term Loan B	4.000%	4/4/21	355,500	353,900
CWGS Group LLC, Term Loan	5.250%	2/20/20	1,957,110	1,960,779
Dollar Tree Inc., Term Loan B1	3.500%	7/6/22	1,244,810	1,247,528
Dollar Tree Inc., Term Loan B2	4.250%	7/6/22	260,000	260,550
Equinox Holdings Inc., Repriced Term Loan B	5.000%	1/31/20	1,014,625	1,017,161
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	500,000	509,584
Fitness International LLC, Term Loan B	5.500%	7/1/20	1,849,719	1,771,106
Four Seasons Holdings Inc., New First Lien Term Loan	3.500%	6/27/20	203,455	202,438
Hilton Worldwide Finance LLC, USD Term Loan B2	3.500%	10/26/20	366,568	366,721
J. Crew Group Inc., New Term Loan B	4.000%	3/5/21	1,614,962	1,253,278	(c)
Kate Spade & Co., Term Loan B	4.000%	4/9/21	1,249,881	1,242,461
La Quinta Intermediate Holdings LLC, Term Loan B	3.750%	4/14/21	840,245	833,155
Landry’s Inc., Term Loan B	4.000%	4/24/18	1,438,854	1,441,103
LTF Merger Sub Inc., Term Loan B	4.250%	6/10/22	548,625	547,939
MGM Resorts International, Term Loan B	3.500%	12/20/19	725,045	720,400
Michaels Stores Inc., Incremental 2014 Term Loan B2	4.000%	1/28/20	273,240	273,609
Michaels Stores Inc., Term Loan B	3.750%	1/28/20	1,065,475	1,064,698
Mohegan Tribal Gaming Authority, New Term Loan B	5.500%	6/15/18	1,179,000	1,174,763
Monitronics International Inc., New Term Loan B	4.250%	3/23/18	328,697	327,464
Monitronics International Inc., Term Loan B1	4.500%	4/2/22	855,700	853,561
NCL Corp. Ltd., Term Loan B	4.000%	11/19/21	188,575	188,850
Neiman Marcus Group Inc., 2020 Term Loan	4.250%	10/25/20	738,703	724,643
Petco Animal Supplies Inc., New Term Loan	4.000%	11/24/17	974,425	975,572
PetSmart Inc., Term Loan B	4.250%	3/11/22	1,486,275	1,486,120
Realogy Corp., New Term Loan B	3.750%	3/5/20	727,650	727,647
Staples Inc., Term Loan B	—	4/7/21	820,000	817,999	(c)
Station Casinos LLC, Term Loan B	4.250%	3/2/20	541,943	541,652

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2015 Annual Report	11

Schedule of investments (cont’d)

September 30, 2015

LMP Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Cyclical — continued
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	$507,450	$451,631
TransUnion LLC, Term Loan B2	3.500%	4/9/21	773,474	767,673
World Triathlon Corp., Term Loan	5.250%	6/26/21	474,619	474,666
Total Consumer Cyclical				35,833,659
Consumer Non-Cyclical — 26.0%
Acadia Healthcare Co. Inc., Term Loan B	4.250%	2/11/22	258,050	259,725
Access CIG LLC, First Lien Term Loan	6.000%	10/18/21	1,280,327	1,283,528
Acosta Holdco Inc., 2015 Term Loan	4.250%	9/26/21	239,400	237,425
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	1,660,000	1,667,262
AdvancePierre Foods Inc., Term Loan	5.750%	7/10/17	494,911	495,913
Air Medical Group Holdings Inc., Term Loan B	4.500%	4/28/22	1,715,700	1,695,997
Akorn Inc., Term Loan B	5.500%	4/16/21	584,100	583,126
Anchor Hocking LLC, Exit Term Loan	10.000%	6/4/18	443,401	441,184
Candy Intermediate Holdings Inc., Term Loan	7.500%	6/18/18	1,328,049	1,318,088
Catalent Pharma Solutions Inc., USD Term Loan B	4.250%	5/20/21	323,417	324,078
Convatec Inc., USD Term Loan	4.250%	6/15/20	1,384,719	1,384,719
CSM Bakery Solutions LLC, First Lien Term Loan	5.000%	7/3/20	1,753,733	1,740,361
CSM Bakery Solutions LLC, Second Lien Term Loan	8.750%	7/3/21	1,090,000	1,024,600
Curo Health Services Holidings Inc., 2015 First Lien Term Loan	6.500%	2/7/22	1,442,750	1,442,750
DaVita HealthCare Partners Inc., Term Loan B	3.500%	6/24/21	493,750	494,454
DJO Finance LLC, 2015 Term Loan	4.250%	6/8/20	630,000	628,425
Dole Food Co. Inc., New Term Loan B	4.500-5.750%	11/1/18	406,096	405,589
DPx Holdings BV, 2014 USD Incremental Term Loan	4.250%	3/11/21	1,682,849	1,661,392
Endo Luxembourg Finance Co. I S.a r.l., 2015 Term Loan B	3.750%	6/11/22	447,500	446,906
Envision Healthcare Corp., Term Loan	4.000%	5/25/18	1,085,225	1,086,694
Hearthside Group Holdings LLC, Term Loan	4.500%	6/2/21	325,875	326,376
Hill-Rom Holdings Inc., Term Loan B	3.500%	9/8/22	230,000	230,897
Jarden Corp., 2015 Term Loan B2	2.944%	7/30/22	160,000	160,200
KIK Custom Products Inc., 2015 Term Loan B	6.000%	8/14/22	629,000	616,944
Lantheus Medical Imaging Inc., Term Loan	7.000%	6/30/22	1,107,225	1,051,864
Libbey Glass Inc., Term Loan B	3.750%	4/9/21	128,375	127,894
Party City Holdings Inc., 2015 Term Loan B	4.250%	8/19/22	1,015,362	1,015,786
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	660,000	644,325
Radnet Management Inc., Term Loan B	4.250-5.500%	10/10/18	1,247,222	1,243,325
ServiceMaster Co., 2014 Term Loan B	4.250%	7/1/21	1,080,643	1,082,765
Shearer’s Foods Inc., First Lien Term Loan	4.500%	6/30/21	118,800	118,280
Shearer’s Foods Inc., Second Lien Term Loan	7.750%	6/30/22	590,000	579,675

See Notes to Financial Statements.

12	LMP Corporate Loan Fund Inc. 2015 Annual Report

LMP Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Consumer Non-Cyclical — continued
Spencer Gifts LLC, Term Loan B1	5.250-6.500%	6/29/22	$448,875	$445,088
Sterigenics-Nordion Holdings LLC, 2015 Term Loan B	4.250%	5/15/22	630,000	629,213
Sun Products Corp., New Term Loan	5.500%	3/23/20	1,943,760	1,836,853
USAGM HoldCo LLC, 2015 Delayed Draw Term Loan	4.750-6.000%	7/28/22	21,078	20,860
USAGM HoldCo LLC, 2015 Term Loan	4.750%	7/28/22	298,922	295,840
Valeant Pharmaceuticals International, Term Loan B F1	4.000%	4/1/22	875,600	867,711
Visant Corp., New Term Loan	7.000%	9/23/21	443,640	411,476
Total Consumer Non-Cyclical				30,327,588
Electric — 9.5%
Atlantic Power LP, 2014 Term Loan B	4.750%	2/24/21	266,724	266,224
Chief Power Finance LLC, Term Loan B	5.750%	12/31/20	1,304,437	1,312,590
EFS Cogen Holdings I LLC, Term Loan B	3.750%	12/17/20	214,906	215,309
EIF Channelview Cogeneration LLC, Term Loan B	4.250%	5/8/20	274,323	257,178
Empire Generating Co., LLC, Term Loan B	5.250%	3/12/21	910,557	855,924
Empire Generating Co., LLC, Term Loan C	5.250%	3/12/21	66,783	62,776
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	6/19/16	1,650,000	1,647,249
Exgen Texas Power LLC, Term Loan B	5.750%	9/16/21	861,058	727,594
Green Energy Partners/Stonewall LLC, Term Loan B1	6.500%	11/13/21	500,000	507,813
La Frontera Generation LLC, Term Loan	4.500%	9/30/20	235,598	208,504
Panda Patriot LLC, Term Loan B1	6.750%	12/19/20	310,000	300,700
Panda Temple II Power LLC, New Term Loan B	7.250%	4/3/19	700,000	665,000
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	1,074,600	1,036,989
Star West Generation LLC, New Term Loan B	4.250%	3/13/20	539,522	537,499
Terra-Gen Finance Co., LLC, Term Loan B	5.250%	12/9/21	352,330	355,633
TPF II Power LLC, Term Loan B	5.500%	10/2/21	1,071,481	1,072,709
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	1,080,858	1,078,156
Total Electric				11,107,847
Energy — 5.6%
EP Energy LLC, Term Loan B3	3.500%	5/24/18	1,000,000	928,333
Expro FinServices S.a r.l., Term Loan	5.750%	9/2/21	1,445,400	1,185,228
FTS International Inc., New Term Loan B	5.750%	4/16/21	398,364	126,480
Hercules Offshore Inc., Bridge Term Loan	—	11/6/15	500,000	485,000	(c)(h)
Houston Fuel Oil Co., LLC, Term Loan B	4.250%	8/19/21	564,300	541,728
KCA Deutag U.S. Finance LLC, Term Loan	6.250%	5/13/20	1,204,750	969,824
Magnum Hunter Resources Inc., Second Lien Term Loan	8.500%	10/22/19	550,440	546,312
Pacific Drilling SA, Term Loan B	4.500%	6/3/18	1,802,031	1,079,717	(c)
Paragon Offshore Finance Co., Term Loan B	3.750%	7/18/21	277,200	108,570
Quicksilver Resources Inc., New Second Lien Term Loan	7.000%	6/21/19	540,000	240,300

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2015 Annual Report	13

Schedule of investments (cont’d)

September 30, 2015

LMP Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Energy — continued
RGL Reservoir Operations Inc., First Lien Term Loan	6.000%	8/14/21	$356,400	$142,560	(d)
Samson Investment Co., New Second Lien Term Loan	6.250%	9/25/18	1,000,000	147,500	*(g)
Total Energy				6,501,552
Financial Other — 1.8%
BATS Global Markets Inc., Term Loan B2	5.750%	1/31/20	457,860	460,721
Flying Fortress Inc., New Term Loan	3.500%	4/30/20	900,000	899,578
PGX Holdings Inc., First Lien Term Loan	5.750%	9/29/20	717,857	720,400
Total Financial Other				2,080,699
Industrial Other — 8.2%
Allflex Holdings III Inc., New First Lien Term Loan	4.250%	7/17/20	872,200	861,297
Allflex Holdings III Inc., New Second Lien Term Loan	8.000%	7/19/21	990,000	981,750
Eastman Kodak Co., Exit Term Loan	7.250%	9/3/19	822,992	793,159
Gardner Denver Inc., USD Term Loan	4.250%	7/30/20	564,242	535,639
Gates Global Inc., Term Loan B	4.250%	7/5/21	625,570	595,270
Hilex Poly Co., LLC, Second Lien Term Loan	9.750%	5/22/22	360,000	359,100
Hilex Poly Co., LLC, Term Loan B	6.000%	12/5/21	447,750	448,590
Intelligrated Inc., First Lien Term Loan	4.500%	7/30/18	771,685	761,717
Laureate Education Inc., Term Loan B	5.000%	6/15/18	1,900,122	1,695,859
Lineage Logistics Holdings LLC, 2014 Term Loan	4.500%	4/7/21	1,016,067	983,045
Mirror Bidco Corp., New Term Loan	4.250%	12/28/19	1,036,174	1,036,174
Nord Anglia Education Finance LLC, Term Loan	5.000%	3/31/21	268,640	264,946
Southwire Co., Term Loan	3.000%	2/10/21	216,700	212,908
Total Industrial Other				9,529,454
Insurance — 0.9%
MPH Acquisition Holdings LLC, Term Loan	3.750%	3/31/21	1,043,301	1,031,956
Property & Real Estate — 0.9%
Communications Sales & Leasing Inc., Term Loan B	5.000%	10/24/22	1,067,325	1,001,951
Technology — 5.2%
CompuCom Systems Inc., REFI Term Loan B	4.250%	5/11/20	1,238,825	1,017,902
Expert Global Solutions Inc., Term Loan B	8.500%	4/3/18	296,700	297,071
First Data Corp., Extended 2021 Term Loan	4.196%	3/24/21	500,000	500,445
First Data Corp., New 2018 Extended Term Loan	3.696%	3/24/18	1,250,000	1,241,114
First Data Corp., New 2018 Term Loan	3.696%	9/24/18	500,000	496,615
Interactive Data Corp., 2014 Term Loan	4.750%	5/2/21	384,527	384,238
Ipreo Holdings LLC, New Term Loan B	4.000%	8/6/21	517,578	514,019
Kronos Inc., Initial Incremental Term Loan	4.500%	10/30/19	91,680	91,622
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	274,785	282,169

See Notes to Financial Statements.

14	LMP Corporate Loan Fund Inc. 2015 Annual Report

LMP Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Technology — continued
Sophia LP, 2014 Term Loan B	—	9/10/22	$490,000	$489,541	(c)
Vertafore Inc., Second Lien Term Loan	9.750%	10/29/17	800,000	806,250
Total Technology				6,120,986
Transportation — 6.1%
American Airlines Inc., New Term Loan	3.250%	6/26/20	519,646	516,236
Commercial Barge Line Co., First Lien Term Loan	7.500%	9/23/19	1,652,923	1,640,526
Commercial Barge Line Co., Second Lien Term Loan	10.750%	3/22/20	1,540,000	1,555,400
Hertz Corp., Term Loan B2	3.000%	3/11/18	1,053,000	1,040,167
Syncreon Global Finance (U.S.) Inc., Term Loan B	5.250%	10/28/20	1,910,384	1,534,675
U.S. Airways Group Inc., New Term Loan B1	3.500%	5/23/19	548,800	547,199
United Airlines Inc., New Term Loan B	3.250%	4/1/19	234,000	233,927
Total Transportation				7,068,130
Total Senior Loans (Cost — $160,815,398)				153,127,526
Corporate Bonds & Notes — 11.8%
Consumer Discretionary — 0.9%
Hotels, Restaurants & Leisure — 0.3%
1011778 BC ULC/New Red Finance Inc., Senior Secured Notes	4.625%	1/15/22	387,000	379,337	(e)
Media — 0.6%
CCO Safari II LLC, Senior Secured Notes	3.579%	7/23/20	360,000	357,661	(e)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	190,000	183,468
Numericable-SFR SAS, Senior Secured Bonds	6.250%	5/15/24	200,000	193,000	(e)
Total Media				734,129
Total Consumer Discretionary				1,113,466
Consumer Staples — 0.4%
Food & Staples Retailing — 0.1%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	80,000	77,100	(e)
Tobacco — 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	420,000	360,675
Total Consumer Staples				437,775
Energy — 3.2%
Energy Equipment & Services — 0.1%
FTS International Inc., Senior Secured Notes	7.837%	6/15/20	200,000	148,196	(e)(f)
Oil, Gas & Consumable Fuels — 3.1%
Comstock Resources Inc., Senior Secured Notes	10.000%	3/15/20	390,000	273,000	(e)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Senior Notes	6.000%	12/15/20	110,000	99,275
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	490,000	411,600	(e)

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2015 Annual Report	15

Schedule of investments (cont’d)

September 30, 2015

LMP Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Halcon Resources Corp., Secured Notes	8.625%	2/1/20	$210,000	$175,350	(e)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	120,000	54,600
MEG Energy Corp., Senior Notes	6.500%	3/15/21	750,000	618,750	(e)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	530,000	394,850
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	1,740,000	1,494,225	(e)
WPX Energy Inc., Senior Notes	7.500%	8/1/20	90,000	82,800
Total Oil, Gas & Consumable Fuels				3,604,450
Total Energy				3,752,646
Financials — 1.6%
Banks — 0.1%
CIT Group Inc., Senior Notes	5.000%	8/1/23	170,000	169,362
Consumer Finance — 0.6%
Navient Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	90,000	86,400
Navient Corp., Senior Notes	5.000%	10/26/20	470,000	395,176
Navient Corp., Senior Notes	6.125%	3/25/24	200,000	160,500
Total Consumer Finance				642,076
Real Estate Management & Development — 0.6%
Communications Sales & Leasing Inc., Senior Secured Notes	6.000%	4/15/23	360,000	321,300	(e)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	350,000	357,315	(e)
Total Real Estate Management & Development				678,615
Thrifts & Mortgage Finance — 0.3%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	420,000	395,850	(e)
Total Financials				1,885,903
Health Care — 1.5%
Health Care Equipment & Supplies — 0.2%
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Secured Notes	8.125%	6/15/21	310,000	303,025	(e)
Health Care Providers & Services — 1.3%
Acadia Healthcare Co. Inc., Senior Notes	5.125%	7/1/22	170,000	167,875
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	4.750%	10/15/24	150,000	148,875	(e)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	5.750%	2/15/21	30,000	32,475	(e)
HCA Inc., Senior Bonds	5.375%	2/1/25	360,000	357,300
HCA Inc., Senior Secured Notes	5.875%	3/15/22	110,000	118,250
Tenet Healthcare Corp., Senior Secured Notes	3.837%	6/15/20	410,000	407,694	(e)(f)
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	270,000	254,475
Total Health Care Providers & Services				1,486,944
Total Health Care				1,789,969

See Notes to Financial Statements.

16	LMP Corporate Loan Fund Inc. 2015 Annual Report

LMP Corporate Loan Fund Inc.

Security†	Rate	Maturity Date	Face Amount	Value
Industrials — 0.8%
Commercial Services & Supplies — 0.5%
United Rentals North America Inc., Senior Notes	4.625%	7/15/23	$570,000	$554,325
Road & Rail — 0.3%
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	350,000	343,875	(e)
Total Industrials				898,200
Materials — 0.5%
Chemicals — 0.1%
Omnova Solutions Inc., Senior Notes	7.875%	11/1/18	151,000	150,056
Metals & Mining — 0.4%
FMG Resources (August 2006) Pty Ltd., Senior Secured Notes	9.750%	3/1/22	420,000	392,175	(e)
Total Materials				542,231
Telecommunication Services — 2.5%
Diversified Telecommunication Services — 1.1%
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,000,000	926,250
Level 3 Financing Inc., Senior Notes	5.625%	2/1/23	200,000	197,250
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	200,000	196,250	(e)
Total Diversified Telecommunication Services				1,319,750
Wireless Telecommunication Services — 1.4%
Neptune Finco Corp., Senior Notes	6.625%	10/15/25	400,000	403,000	(e)
SoftBank Group Corp., Senior Notes	4.500%	4/15/20	550,000	533,995	(e)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	20,000	15,600
Sprint Corp., Senior Notes	7.875%	9/15/23	760,000	617,025
Total Wireless Telecommunication Services				1,569,620
Total Telecommunication Services				2,889,370
Utilities — 0.4%
Independent Power and Renewable Electricity Producers — 0.4%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	272,802	282,351
TerraForm Power Operating LLC, Senior Notes	5.875%	2/1/23	150,000	133,125	(e)
Total Utilities				415,476
Total Corporate Bonds & Notes (Cost — $15,202,849)				13,725,036

			Shares
Common Stocks — 1.7%
Consumer Discretionary — 0.8%
Automobiles — 0.2%
Dayco Products LLC			4,912	195,252

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2015 Annual Report	17

Schedule of investments (cont’d)

September 30, 2015

LMP Corporate Loan Fund Inc.

Security†			Shares	Value
Household Durables — 0.6%
EveryWare Global Inc.			84,519	$676,152	*(d)
Total Consumer Discretionary				871,404
Energy — 0.9%
Oil, Gas & Consumable Fuels — 0.9%
SemGroup Corp., Class A Shares			24,938	1,078,319
Total Common Stocks (Cost — $2,803,546)				1,949,723
Total Investments before Short-Term Investments (Cost — $178,821,793)				168,802,285

Rate		Maturity Date	Face Amount
Short-Term Investments — 4.7%
Repurchase Agreements — 4.7%
State Street Bank & Trust Co. repurchase agreement dated 9/30/15; Proceeds at maturity — $5,473,000; (Fully collateralized by U.S. government obligations, 2.000% due 10/31/21; Market value — $5,582,800) (Cost — $5,473,000)	0.000%	10/1/15	$5,473,000	5,473,000
Total Investments — 149.6% (Cost — $184,294,793#)				174,275,285
Auction Rate Cumulative Preferred Stock, at Liquidation Value — (0.8)%				(875,000)
Liabilities in Excess of Other Assets — (48.8)%				(56,875,504)
Total Net Assets — 100.0%				$116,524,781

†	Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses.

*	Non-income producing security.

(a)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(b)	Interest rates disclosed represent the effective rates on collateralized and uncollateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(c)	All or a portion of this loan is unfunded as of September 30, 2015. The interest rate for fully unfunded term loans is to be determined.

(d)	Illiquid security (unaudited).

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	The coupon payment on these securities is currently in default as of September 30, 2015.

(h)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

#	Aggregate cost for federal income tax purposes is $184,882,233.

Abbreviations used in this schedule:
DIP	— Debtor-in-Possession
REFI	— Refinancing
Second Lien	— Subordinate Lien to First Lien

See Notes to Financial Statements.

18	LMP Corporate Loan Fund Inc. 2015 Annual Report

Statement of assets and liabilities

September 30, 2015

Assets:
Investments, at value (Cost — $184,294,793)	$174,275,285
Cash	324,633
Receivable for securities sold	2,289,754
Interest receivable	1,333,402
Prepaid expenses	37,748
Total Assets	178,260,822

Liabilities:
Loan payable (Note 5)	56,000,000
Payable for securities purchased	4,562,788
Investment management fee payable	108,106
Interest payable	42,343
Directors’ fees payable	3,427
Distributions payable to Auction Rate Cumulative Preferred Stockholders	181
Accrued expenses	144,196
Total Liabilities	60,861,041
Series A and B Auction Rate Cumulative Preferred Stock (35 shares authorized and issued at $25,000 for each share) (Note 7)	875,000
Total Net Assets Applicable to Common Shareholders	$116,524,781

Net Assets Applicable to Common Shareholders:
Common Stock par value ($0.001 par value; 9,935,917 shares issued and outstanding; 50,000,000 shares authorized)	$9,936
Paid-in capital in excess of par value	144,982,076
Undistributed net investment income	2,349,270
Accumulated net realized loss on investments	(20,796,993)
Net unrealized depreciation on investments	(10,019,508)
Total Net Assets Applicable to Common Shareholders	$116,524,781

Common Shares Outstanding	9,935,917

Net Asset Value Per Common Share	$11.73

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2015 Annual Report	19

Statement of operations

For the Year Ended September 30, 2015

Investment Income:
Interest	$10,103,374
Dividends	99,475
Total Investment Income	10,202,849

Expenses:
Investment management fee (Note 2)	1,457,314
Interest expense (Note 5)	411,378
Audit and tax fees	125,880
Excise tax (Note 1)	97,743
Shareholder reports	35,166
Legal fees	31,893
Transfer agent fees	30,727
Commitment fees (Note 5)	25,126
Rating agency fees	23,263
Directors’ fees	22,982
Stock exchange listing fees	21,228
Auction agent fees	14,646
Auction participation fees (Note 7)	14,134
Fund accounting fees	12,171
Custody fees	7,754
Insurance	3,109
Miscellaneous expenses	43,108
Total Expenses	2,377,622
Less: Fee waivers and/or expense reimbursements (Note 2)	(91,082)
Net Expenses	2,286,540
Net Investment Income	7,916,309

Realized and Unrealized Loss on Investments (Notes 1 and 3):
Net Realized Loss From Investment Transactions	(1,501,475)
Change in Net Unrealized Appreciation (Depreciation) from Investments	(10,161,628)
Net Loss on Investments	(11,663,103)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders from Net Investment Income (Notes 1 and 7)	(35,898)
Decrease in Net Assets Applicable to Common Shareholders from Operations	$(3,782,692)

See Notes to Financial Statements.

20	LMP Corporate Loan Fund Inc. 2015 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2015	2014

Operations:
Net investment income	$7,916,309	$7,754,117
Net realized gain (loss)	(1,501,475)	554,175
Change in net unrealized appreciation (depreciation)	(10,161,628)	(1,975,436)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(35,898)	(37,840)
Increase (Decrease) in Net Assets Applicable to Common Shareholders from Operations	(3,782,692)	6,295,016

Distributions to Common Shareholders From (Note 1):
Net investment income	(8,644,248)	(8,644,248)
Decrease in Net Assets from Distributions to Common Shareholders	(8,644,248)	(8,644,248)

Fund Share Transactions:
Net increase from tender and repurchase of Auction Rate Cumulative Preferred Stock (Note 7)	3,412,500	—
Increase in Net Assets from Fund Share Transactions	3,412,500	—
Decrease in Net Assets Applicable to Common Shareholders	(9,014,440)	(2,349,232)

Net Assets Applicable to Common Shareholders:
Beginning of year	125,539,221	127,888,453
End of year*	$116,524,781	$125,539,221
*Includes undistributed net investment income of:	$2,349,270	$2,633,341

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2015 Annual Report	21

Statement of cash flows

For the Year Ended September 30, 2015

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets applicable to common shareholders resulting from operations	$(3,746,794)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(79,303,168)
Sales of portfolio securities	85,863,229
Net purchases, sales and maturities of short-term investments	548,904
Payment-in-kind	(15,352)
Net amortization of premium (accretion of discount)	(77,061)
Decrease in receivable for securities sold	5,125,281
Decrease in interest receivable	137,914
Increase in prepaid expenses	(5,663)
Decrease in payable for securities purchased	(5,944,731)
Decrease in investment management fee payable	(10,478)
Increase in Directors’ fees payable	917
Increase in interest payable	19,023
Decrease in accrued expenses	(257,268)
Net realized loss on investments	1,501,475
Change in unrealized depreciation of investments	10,161,628
Net Cash Provided in Operating Activities*	13,997,856

Cash Flows from Financing Activities:
Distributions paid on Common Stock	(8,644,248)
Repurchase of Auction Rate Cumulative Preferred Stock	(30,712,500)
Increase in loan payable	25,500,000
Distributions paid on Auction Rate Cumulative Preferred Stock	(41,630)
Net Cash Used by Financing Activities	(13,898,378)
Net Increase in Cash	99,478
Cash at Beginning of Year	225,155
Cash at End of Year	$324,633

*	Included in operating expenses is cash of $419,034 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

22	LMP Corporate Loan Fund Inc. 2015 Annual Report

Financial highlights

For a common share of capital stock outstanding throughout each year ended September 30:
	2015[1]	2014[1]	2013[1]	2012	2011

Net asset value, beginning of year	$12.63	$12.87	$12.79	$11.72	$11.97

Income (loss) from operations:
Net investment income	0.80	0.78	0.77	0.85	0.80
Net realized and unrealized gain (loss)	(1.17)	(0.15)	0.19	1.02	(0.37)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.00) [2]	(0.00) [2]	(0.01)	(0.01)	(0.01)
Total income (loss) from operations	(0.37)	0.63	0.95	1.86	0.42

Less distributions to common shareholders from:
Net investment income	(0.87)	(0.87)	(0.87)	(0.79)	(0.67)
Total distributions to common shareholders	(0.87)	(0.87)	(0.87)	(0.79)	(0.67)
Net Increase from tender and repurchase of Auction Rate Cumulative Preferred Shares	0.34	—	—	—	—

Net asset value, end of year	$11.73	$12.63	$12.87	$12.79	$11.72

Market price, end of year	$10.28	$11.55	$12.35	$13.41	$10.69
Total return, based on NAV[3,4]	(0.27)%[5]	4.97%	7.61%	16.46%	3.54%
Total return, based on Market Price[6]	(3.74)%	0.52%	(1.46)%	34.03%	1.48%

Net assets applicable to common shareholders, end of year (millions)	$117	$126	$128	$127	$116

Ratios to average net assets:[7]
Gross expenses	1.95%	1.92%	1.93%	1.88%	1.92%
Net expenses	1.88 [8]	1.84 [8]	1.86 [8]	1.88	1.92
Net investment income	6.50	6.04	5.96	6.86	6.39

Portfolio turnover rate	45%	63%	121%	68%	98%

Supplemental data:
Auction Rate Cumulative Preferred Stock at Liquidation Value, End of Year (000s)	$875	$35,000	$35,000	$35,000	$35,000
Asset Coverage Ratio for Auction Rate Cumulative Preferred Stock[9]	305%	292%[10]	295%[10]	294%[10]	277%[10]
Asset Coverage, per $25,000 Liquidation Value per Share of Auction Rate Cumulative Preferred Stock[9]	$76,220	$72,916	$73,812	$73,426	$69,374
Loan Outstanding, End of Year (000s)	$56,000	$30,500	$30,500	$30,500	$30,500
Asset Coverage Ratio for Loan Outstanding[11]	310%	626%	634%	631%	596%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[11]	$3,096	$6,264 [10]	$6,341 [10]	$6,307 [10]	$5,959 [10]
Weighted Average Loan (000s)	$34,730	$30,500	$30,500	$30,500	$28,336
Weighted Average Interest Rate on Loan	1.18%	1.07%	1.14%	1.18%	1.31%

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2015 Annual Report	23

Financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]

The total return based on NAV reflects the impact of the tender and repurchase by the Fund of a portion of its Auction Rate Cumulative Preferred Stock at 90% of the per share liquidation preference. Absent this transaction, the total return based on NAV would have been -3.25%.

[6]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[7]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to auction rate cumulative preferred stockholders.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Represents value of net assets plus the loan outstanding and auction rate cumulative preferred stock at the end of the period divided by the loan and auction rate cumulative preferred stock outstanding at the end of the period.

[10]	Added to conform to current period presentation.

[11]	Represents value of net assets plus the loan outstanding and auction rate cumulative preferred stock at the end of the period divided by the loan outstanding at the end of the period.

See Notes to Financial Statements.

24	LMP Corporate Loan Fund Inc. 2015 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

LMP Corporate Loan Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to maximize current income consistent with prudent efforts to preserve capital. The Fund invests primarily in floating- or variable-rate collateralized senior loans to corporations, partnerships or other business entities operating in various industries and geographic regions.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

LMP Corporate Loan Fund Inc. 2015 Annual Report	25

Notes to financial statements (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

26	LMP Corporate Loan Fund Inc. 2015 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Senior loans:
Basic industry	—	$7,331,816	$2,556,305	$9,888,121
Capital goods	—	15,294,057	1,216,453	16,510,510
Communications	—	15,819,522	305,551	16,125,073
Consumer cyclical	—	34,576,745	1,256,914	35,833,659
Consumer non-cyclical	—	24,342,817	5,984,771	30,327,588
Electric	—	5,279,072	5,828,775	11,107,847
Energy	—	4,785,952	1,715,600	6,501,552
Industrial other	—	8,068,555	1,460,899	9,529,454
Transportation	—	5,512,730	1,555,400	7,068,130
Other senior loans	—	10,235,592	—	10,235,592
Corporate bonds & notes	—	13,725,036	—	13,725,036
Common stocks:
Consumer discretionary	—	—	871,404	871,404
Energy	$1,078,319	—	—	1,078,319
Total long-term investments	$1,078,319	$144,971,894	$22,752,072	$168,802,285
Short-term investments†	—	5,473,000	—	5,473,000
Total investments	$1,078,319	$150,444,894	$22,752,072	$174,275,285

†	See Schedule of Investments for additional detailed categorizations.

LMP Corporate Loan Fund Inc. 2015 Annual Report	27

Notes to financial statements (cont’d)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Senior Loans
Investments in Securities	Basic Industry	Capital Goods	Communications	Consumer- Cyclical	Consumer Non- Cyclical	Electric	Energy	Industrial Other	Transportation
Balance as of September 30, 2014	—	—	—	$370,962	—	—	—	—	—
Accrued premiums/discounts	$1,096	$139	—	18,827	$605	$2,269	$813	$191	—
Realized gain (loss)[1]	2,309	449	—	230	34	129	(7)	13	—
Change in unrealized appreciation (depreciation)[2]	(38,419)	3,921	—	(158,876)	(42,900)	(149,037)	918	(1,198)	—
Purchases	519,000	366,300	—	459,000	2,167,297	2,589,575	1,035,148	267,300	—
Sales	(100,680)	(46,250)	—	(111,012)	(2,775)	(25,209)	(5,560)	(1,360)	—
Transfers into Level3[3]	2,172,999	891,894	$305,551	677,783	3,862,510	3,411,048	684,288	1,195,953	$1,555,400
Transfers out of Level 3	—	—	—	—	—	—	—	—	—
Balance as of September 30, 2015	$2,556,305	$1,216,453	$305,551	$1,256,914	$5,984,771	$5,828,775	$1,715,600	$1,460,899	$1,555,400
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2015[2]	$(38,419)	$3,921	—	$(158,876)	$(42,900)	$(149,037)	$918	$(1,198)	—

	Common Stocks
Investments in securities (cont’d)	Consumer Discretionary	Warrants		Total
Balance as of September 30, 2014	—	$0	*	$370,962
Accrued premiums/discounts	—	—		23,940
Realized gain (loss)[1]	—	—		3,157
Change in unrealized appreciation (depreciation)[2]	$(1,440,089)	—		(1,825,680)
Purchases	2,116,241	—		9,519,861
Sales	—	0	*	(292,846)
Transfers into Level 3[3]	195,252	—		14,952,678
Transfers out of Level 3	—	—		—
Balance as of September 30, 2015	$871,404	—		$22,752,072
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2015[2]	$(1,440,089)	—		$(1,825,680)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

28	LMP Corporate Loan Fund Inc. 2015 Annual Report

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the credit agreement is executed. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain fees received from issuers of the underlying loans, such as consent, amendment and upfront fees (collectively, “consent fees”) are generally recorded as a basis adjustment to the cost of loans held and accreted over the life of the loan. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to shareholders. Distributions to common shareholders from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions to common shareholders of net realized gains, if any, are declared at least annually. Distributions to common shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the holders of the Auction Rate Cumulative Preferred Stock (“ARCPS”) shall be entitled to receive dividends in accordance with an auction that will normally be held every 28 days and out of the monies legally available to shareholders.

(e) Net asset value. The net asset value (“NAV”) of the Fund’s common stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to common stock by the total number of shares of common stock outstanding. For the purpose of determining the NAV per share of

LMP Corporate Loan Fund Inc. 2015 Annual Report	29

Notes to financial statements (cont’d)

the common stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the ARCPS.

(f) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(g) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(h) Senior loans. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions (“Lenders”) represented in each case by one or more such Lenders acting as agent of the Lenders. On behalf of the Lenders, the agent will be primarily responsible for negotiating the loan agreement that establishes the relative terms and conditions of the Senior Loan and rights of the borrower and the Lenders. Also, an agent typically administers the terms of the loan agreement and is responsible for the monitoring of collateral and collection of principal and interest and fee payments from the borrower and the apportionment of these payments to the credit of all investors which are parties to the loan agreement. The Fund may act as one of the group of Lenders in a Senior Loan, and purchase assignments and participations in Senior Loans from third parties. Senior Loans are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At September 30, 2015, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

30	LMP Corporate Loan Fund Inc. 2015 Annual Report

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $97,743 of Federal excise taxes attributable to calendar year 2014 in March 2015. The Fund anticipates being subject to an excise tax for calendar year 2015 of approximately $83,000.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$97,743	—	$(97,743)
(b)	382,023	$(382,023)	—

(a)	Reclassifications are due to a non-deductible excise tax paid by the Fund.

(b)	Reclassifications are due to differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of consent fees.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and is responsible for the day-to-day management of the Fund’s portfolio. In addition, LMPFA provides certain administrative and oversight services. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

Prior to December 1, 2012, Citigroup Alternative Investments, LLC (“CAI”) was the Fund’s subadviser. Effective December 1, 2012, LMPFA assumed responsibility for the day-to-day management of the Fund’s portfolio, in addition to its duties as investment manager. CAI is a wholly-owned subsidiary of Citigroup, Inc. (“Citigroup”).

The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding ARCPS plus proceeds of any outstanding borrowings used for leverage.

Effective December 1, 2012, upon assumption of responsibility for the day-to-day management of the Fund’s portfolio, LMPFA agreed to a waiver in the amount of 0.05% of the investment advisory fee that is paid to it by the Fund. The waiver will extend through November 30, 2016.

LMP Corporate Loan Fund Inc. 2015 Annual Report	31

Notes to financial statements (cont’d)

During periods in which the Fund utilizes financial leverage, the fees which are payable to LMPFA as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

During the year ended September 30, 2015, fees waived and/or expenses reimbursed amounted to $91,082.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended September 30, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$79,303,168
Sales	85,863,229

At September 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$958,133
Gross unrealized depreciation	(11,565,081)
Net unrealized depreciation	$(10,606,948)

4. Derivative instruments and hedging activities

During the year ended September 30, 2015, the Fund did not invest in derivative instruments.

5. Loan

The Fund has a revolving credit agreement with State Street Bank and Trust Company, which allows the Fund to borrow up to an aggregate amount of $65,000,000 and renews daily for a 270-day term unless notice to the contrary is given to the Fund. Prior to June 5, 2015, the Fund had a 270-day revolving credit agreement, which allows the Fund to borrow up to an aggregate amount of $50,000,000. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.25%, except that the commitment fee is 0.15% in the event that the aggregate outstanding principal balance of the loan is equal to or greater than 75% of $65,000,000. Prior to June 5, 2015, the Fund paid a commitment fee at an annual rate of 0.10% on the unutilized portion of the loan commitment amount. The interest on the loan is calculated at a variable rate based on LIBOR, Fed Funds or Prime Rates plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding and any additional expenses. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations and require asset coverage ratio in addition to those required by the 1940 Act. In addition, the credit

32	LMP Corporate Loan Fund Inc. 2015 Annual Report

agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the year ended September 30, 2015 was $411,378. For the year ended September 30, 2015, the Fund incurred commitment fees of $25,126. For the year ended September 30, 2015, the Fund had an average daily loan balance outstanding of $34,730,137 and the weighted average interest rate was 1.18%. At September 30, 2015, the Fund had $56,000,000 of borrowings outstanding per this credit agreement.

6. Distributions to common shareholders subsequent to September 30, 2015

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
10/23/15	10/30/15	$0.0725
11/20/15	11/27/15	$0.0725
12/18/15	12/24/15	$0.0725
1/22/16	1/29/16	$0.0725
2/19/16	2/26/16	$0.0725

7. Auction rate cumulative preferred stock

As of September 30, 2015, the Fund has 14 outstanding shares of Series A and 21 outstanding shares of Series B ARCPS. The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period will typically be 28 days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. Due to failed auctions experienced by the Fund’s ARCPS starting on February 27, 2008, the Fund paid the applicable maximum rate which was calculated as 150% of the prevailing 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies.

The dividend rates ranged from 0.090% to 0.197% during the year ended September 30, 2015. At September 30, 2015, the dividend rates were as follows:

	Series A	Series B
Dividend rates	0.197%	0.121%

The ARCPS are redeemable under certain conditions by the Fund at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends. ARCPS are otherwise not redeemable by holders of the shares.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these asset coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

LMP Corporate Loan Fund Inc. 2015 Annual Report	33

Notes to financial statements (cont’d)

Citigroup Global Markets Inc. (“CGM”), an indirect wholly-owned subsidiary of Citigroup, currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. However, on August 12, 2009, CGM reduced its participation fee to an annual rate of 0.05% of the purchase price of the ARCPS, in the case of a failed auction. For the year ended September 30, 2015, CGM earned $14,134 as a participating broker/dealer.

On May 18, 2015, the Fund announced that it had commenced an issuer tender offer for up to 100% of its outstanding Series A and Series B ARCPS at a price equal to 90% of the liquidation preference of $25,000 per share (or $22,500 per share), plus any unpaid dividends accrued through June 23, 2015, the expiration date of the tender offer.

On June 29, 2015, the Fund announced the final results for its issuer tender offer and all shares that were validly tendered and not withdrawn during the offering period were accepted for payment. The Fund accepted for payment 686 Series A ARCPS and 679 Series B ARCPS, which represented 98.00% of outstanding Series A ARCPS and 97.00% of outstanding Series B ARCPS. In aggregate, the Fund accepted for payment 1,365 ARCPS, which represented 97.50% of its outstanding ARCPS. The ARCPS that were not tendered will remain outstanding. The difference between the liquidation preference of the ARCPS and the actual purchase price of the tendered ARCPS was recognized by the Fund in the Statement of Changes in Net Assets as an increase in net assets applicable to common shares resulting from the tender and repurchase of the ARCPS by the Fund.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$8,644,248	$8,644,248
Ordinary income to auction rate cumulative preferred stockholders	35,898	37,840
Total distributions paid	$8,680,146	$8,682,088

As of September 30, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$2,443,865
Deferred capital losses*	(2,087,121)
Capital loss carryforward**	(18,122,432)
Other book/tax temporary differences(a)	(94,595)
Unrealized appreciation (depreciation)(b)	(10,606,948)
Total accumulated earnings (losses) — net	$(28,467,231)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforwards may be utilized.

34	LMP Corporate Loan Fund Inc. 2015 Annual Report

**	As of September 30, 2015, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
9/30/2017	$(5,556,328)
9/30/2018	(12,566,104)
$(18,122,432)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and book/tax differences in the treatment of consent fees.

9. Subsequent events

On November 12, 2015, the Board of Directors (the “Board”) approved the redemption of the remaining Series A ARCPS and Series B ARCPS, at the liquidation preference of $25,000 per share, plus any accumulated but unpaid dividends, on or about December 24, 2015 and December 31, 2015, respectively.

On November 16, 2015, the Fund announced that the Fund’s Board had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts.

LMP Corporate Loan Fund Inc. 2015 Annual Report	35

Report of independent registered public accounting firm

The Board of Directors and Shareholders

LMP Corporate Loan Fund Inc.:

We have audited the accompanying statement of assets and liabilities of LMP Corporate Loan Fund Inc. (the “Fund”), including the schedule of investments, as of September 30, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LMP Corporate Loan Fund Inc. as of September 30, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 20, 2015

36	LMP Corporate Loan Fund Inc. 2015 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of LMP Corporate Loan Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:

Robert D. Agdern[1]
Year of birth	1950
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[2] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University since 2002; Deputy General Counsel responsible for western hemisphere matters for BP PLC from 1999 to 2001; Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments from 1993 to 1998 (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[2] and length of time served	Since 2006
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[2] and length of time served	Since 2006
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

LMP Corporate Loan Fund Inc.	37

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[2] and length of time served	Since 2001
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Professor of French and Italian (2009 to 2014) at Drew University, formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[2] and length of time served	Since 2006
Principal occupation(s) during past five years	President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Director, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[2] and length of time served	Since 1998
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

38	LMP Corporate Loan Fund Inc.

Independent Directors cont’d

Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[2]	Director and Member of Nominating and Audit Committees, Class II
Term of office[2] and length of time served	Since 2013
Principal occupation(s) during past five years	Executive Vice President and Chief Financial Officer, ConnectWise, Inc. (software and services company) (since 2015) and Adjunct Professor, Washington University in St.· Louis and University of Iowa law schools (since 2014); formerly, CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[2]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[2] and length of time served	Since 2007
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

LMP Corporate Loan Fund Inc.	39

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director and Officer:

Jane Trust, CFA[3]
Year of birth	1962
Position(s) held with Fund[2]	Director, Chairman, President and Chief Executive Officer, Class I
Term of office[2] and length of time served	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 156 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	147
Other board memberships held by Director during past five years	None

Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[2]	Chief Compliance Officer
Term of office[2] and length of time served	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[2]	Identity Theft Prevention Officer
Term of office[2] and length of time served	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

40	LMP Corporate Loan Fund Inc.

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[2]	Secretary and Chief Legal Officer
Term of office[2] and length of time served	Since 2003
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[2]	Assistant Secretary
Term of office[2] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[2]	Principal Financial Officer
Term of office[2] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

LMP Corporate Loan Fund Inc.	41

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[2]	Treasurer
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund[2]	Senior Vice President
Term of office[2] and length of time served	Since 2010
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Effective January 1, 2015, Mr. Agdern became a Director.

[2]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2016, year 2017 and year 2018, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year to hold office until their successors are duly elected and qualified.

[3]

Effective August 1, 2015, Ms. Trust became a Director. In addition, Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

42	LMP Corporate Loan Fund Inc.

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

LMP Corporate Loan Fund Inc.	43

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

44	LMP Corporate Loan Fund Inc.

Dividend reinvestment plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the “Plan”), shareholders whose common stock (“Common Stock”) is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by American Stock Transfer & Trust Company (“AST” or “Plan Agent”), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by AST, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund’s shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date

LMP Corporate Loan Fund Inc.	45

Dividend reinvestment plan (unaudited) (cont’d)

will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-877-366-6441. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder’s shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors’ prior written consent, on at least 30 days’ prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 6201 15th Avenue, Brooklyn, New York 11219 or by telephone at 1-888-888-0151.

46	LMP Corporate Loan Fund Inc.

LMP

Corporate Loan Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust*

Chairman

Officers

Jane Trust*

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective August 1, 2015, Ms. Trust became a Director, Chairman, President and Chief Executive Officer.

LMP Corporate Loan Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund

Advisor, LLC

Auction agent

Deutsche Bank

60 Wall Street

New York, NY 10005

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017-3909

New York Stock Exchange Symbol

TLI

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

LMP Corporate Loan Fund Inc.

LMP Corporate Loan Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Corporate Loan Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

FD01804 11/15 SR15-2630

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mrs. Kamerick as the Audit Committee’s financial expert. Mrs. Kamerick is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2014 and September 30, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $61,700 in 2014 and $62,300 in 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $58,800 in 2014 and $58,800 in 2015.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the LMP Corporate Loan Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,100 in 2014 and $4,140 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the LMP Corporate Loan Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to LMP Corporate Loan Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation
S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the LMP Corporate Loan Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2014 and 2015; Tax Fees were 100% and 100% for 2014 and 2015; and Other Fees were 100% and 100% for 2014 and 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to LMP Corporate Loan Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to LMP Corporate Loan Fund Inc. during the reporting period were $0 in 2015.

(h) Yes. LMP Corporate Loan Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the LMP Corporate Loan Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern (Effective January 1, 2015, Mr. Agdern became a member of the Audit Committee and the Board of Directors.)

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick

Dr. Riordan Roett

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	PROXY VOTING – LMPFA

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

LMPFA is subject to the Proxy Voting Policies and Procedures that it has adopted to seek to ensure that it votes proxies relating to equity securities in the best interest of client accounts. The following is a brief overview of the policies.

LMPFA votes proxies for each client account with respect to which it has been authorized or is required by law to vote proxies. In voting proxies, LMPFA is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of the beneficial owners of the accounts it manages. LMPFA attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. LMPFA may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve LMPFA of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the policies, LMPFA generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the policies that LMPFA considers in voting on such issue, LMPFA considers those factors and votes on a case-by-case basis in accordance with the general principles set forth above. In the case of a proxy issue for which there is no stated position or list of factors that LMPFA considers in voting on such issue, LMPFA votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the policies or for which there is a list of factors set forth in the policies that LMPFA considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructuring, and social and environmental issues. The stated position on an issue set forth in the policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. There may be occasions when different investment teams vote differently on the same issue. An investment team (e.g., LMPFA SAI investment team) may adopt proxy voting policies that supplement LMPFA’s Proxy Voting Policies and Procedures. In addition, in the case of Taft-Hartley clients, LMPFA will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of LMPFA’s goal to vote proxies in the best interest of clients, LMPFA follows procedures designed to identify and address material conflicts that may arise between LMPFA’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, LMPFA periodically notifies LMPFA employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of LMPFA with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of LMPFA’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of LMPFA’s compliance personnel. LMPFA also maintains and considers a list of significant LMPFA relationships that could present a conflict of interest for LMPFA in voting proxies. LMPFA is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-LMPFA Legg Mason affiliate might appear to the public to influence the manner in which LMPFA decides to vote a proxy with respect to such issuer.

Absent special circumstances or a significant, publicized non-LMPFA Legg Mason affiliate relationship that LMPFA for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which LMPFA decides to vote a proxy, LMPFA generally takes the position that non-LMPFA relationships between a Legg Mason affiliate and an issuer do not present a conflict of interest for LMPFA in voting proxies with respect to such issuer. Such position is based on the fact that LMPFA is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between LMPFA and certain other Legg Mason business units.

LMPFA maintains a Proxy Committee to review and address conflicts of interest brought to its attention by LMPFA compliance personnel. A proxy issue that will be voted in accordance with a stated LMPFA position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Committee for a conflict of interest review because LMPFA’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, LMPFA’s decision-making in voting proxies. If it is determined by the Proxy Committee that a conflict of interest is not material, LMPFA may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech LMPFA 620 Eighth Avenue New York, NY 10018	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Investment Officer of LMPFA; Mr. Leech has more than 20 years of investment industry experience.

Timothy J. Settel LMPFA 620 Eighth Avenue New York, NY 10018	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Investment Officer of LMPFA; Mr. Settel has more than years of investment industry experience.

Michael C. Buchanan LMPFA 620 Eighth Avenue New York, NY 10018	Since 2012	Co-portfolio manager of the fund; Investment Officer of LMPFA; Mr. Buchanan has more than 20 years of investment industry experience.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of September 30, 2015.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech	Other Registered Investment Companies	109	$187.7 billion	None	None
	Other Pooled Vehicles	269	$85.4 billion	8	$1.6 billion
	Other Accounts	630	$172.9 billion	57	$17.1 billion

Timothy J. Settel	Other Registered Investment Companies	4	$3.6 billion	None	None
	Other Pooled Vehicles	16	$5.6 billion	2	$1.0 billion
	Other Accounts	13	$2.6 billion	None	None

Michael C. Buchanan	Other Registered Investment Companies	43	$39.3 billion	None	None
	Other Pooled Vehicles	75	$35.1 billion	4	$1.2 billion
	Other Accounts	187	$50.4 billion	21	$7.8 billion

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, a subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of a subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. A subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to a subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to a subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of September 30, 2015.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Michael C. Buchanan Timothy J. Settel	A D

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Corporate Loan Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 24, 2015